Exhibit 99.1

Aspen Aerogels, Inc. Announces Additional EV Thermal Barrier Commercial Award and Provides Update on U.S. Department of Energy Loan Application Status

NORTHBOROUGH, Mass., Dec. 5, 2023 /PRNewswire/ -- Aspen Aerogels, Inc. (NYSE: ASPN) ("Aspen" or the "Company"), a technology leader in sustainability and electrification solutions, today announced a commercial award for its PyroThin® EV Thermal Barrier segment and provided an update on its application for a loan through the U.S. Department of Energy Loan Programs Office.

European EV Thermal Barrier Commercial Award
Aspen announces an additional PyroThin vehicle platform award from The Automotive Cells Company ("ACC"), a battery cell joint venture between Stellantis N.V., Saft-TotalEnergies and Mercedes-Benz, to supply the Stellantis STLA Medium vehicle platform with an expected start of production in 2025. Stellantis N.V. is one of the world's leading automakers with the Jeep, Ram, Fiat, Peugeot, Citroën, DS Automobiles, Chrysler, Dodge, Opel, Vauxhall, Alfa Romeo, Lancia, Maserati, Abarth, Free2move and Leasys brands in its portfolio.

U.S. Department of Energy Loan Application Update
The Company received a letter from the U.S. Department of Energy ("DOE") Loan Programs Office ("LPO") confirming that its pending application seeking a loan pursuant to the DOE LPO's Advanced Technology Vehicles Manufacturing ("ATVM") lending program is substantially complete and inviting the Company to formal due diligence. This application is in connection with the construction of Aspen's planned second aerogel manufacturing facility in Georgia.

While this invitation does not guarantee or imply that the Company will be invited any further forward in the process, Aspen continues to engage with the LPO and its advisors. DOE's invitation into the due diligence and term sheet negotiation process is not an assurance that DOE will issue a loan, nor that the terms and conditions of a loan will align with terms proposed by the applicant.

"These developments are meaningful steps in our near-term execution as we continue to diversify our customer base for PyroThin and work to optimize our near and long-term cost of capital," commented Don Young, Aspen's President and CEO. "The European market will drive a meaningful portion of our revenues over the next few years as we maximize our existing assets and commercial arrangements."

About Aspen Aerogels, Inc.
Aspen is a technology leader in sustainability and electrification solutions. The Company's aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility and clean energy. Aspen's PyroThin® products enable solutions to thermal runaway challenges within the electric vehicle ("EV") market. Aspen Battery Materials, the Company's carbon aerogel initiative, seeks to increase the performance of lithium-ion battery cells to enable EV manufacturers to extend the driving range and reduce the cost of EVs. Aspen's Spaceloft® products provide building owners with industry-leading energy efficiency and fire safety. The Company's Cryogel® and Pyrogel® products are valued by the world's largest energy infrastructure companies. Aspen's strategy is to partner with world-class industry leaders to leverage its Aerogel Technology Platform® into additional high-value markets. Headquartered in Northborough, Mass., Aspen manufactures its products at its East Providence, R.I. facilities. For more information, please visit www.aerogel.com.

Special Note Regarding Forward-Looking and Cautionary Statements
This press release and any related discussion contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These statements are not historical facts but rather are based on Aspen's current expectations, estimates and projections regarding Aspen's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "outlook," "assumes," "targets," "opportunity," and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, Aspen's expectations about capacity, revenue, revenue capacity, backlog, costs, expenses, profitability, cash flow, gross profit, gross margin, operating margin, net loss, Adjusted EBITDA, Adjusted EBITDA margin and related decreases, improvements, timing, variability or trends; beliefs about higher than expected demand from the EV market and how it may enable a path to profitability, expectations about improvement in ability to absorb fixed costs and reduction of conversion costs as a percentage of sales and the same leading to target revenue capacity and gross margins and Adjusted EBITDA margins; Aspen's expectations regarding the planned second manufacturing plant in Georgia ("Plant II"), the extended construction and commissioning timeframe for Plant II, Aspen's efforts to manage the construction of Plant II to align with our expectations of demand from EV customers, and the use of contract manufacturers to meet demand from Energy Industrial customers; beliefs about the general strength, weakness or health of Aspen's business; acceleration in demand; beliefs about current or future trends in the energy, energy infrastructure, chemical and refinery, LNG, sustainable building materials, EV thermal barrier, EV battery materials or other markets and the impact of these trends on Aspen's business; beliefs about the strength, effectiveness, productivity, costs, profitability or other fundamentals of Aspen's business; beliefs about the role of Aspen's technology and opportunities in the electric vehicle market; beliefs about Aspen's ability to provide and deliver products and services to electric vehicle customers; beliefs about content per vehicle, revenue, costs, expenses, profitability, investments or cash flow associated with Aspen's electric vehicle opportunities, including the EV thermal barrier business; beliefs about revenue growth and profitability; beliefs about the performance of PyroThin® including its ability to mitigate the propagation of thermal runaway in electric vehicles; beliefs about Aspen's ability to expand the market for PyroThin®, to achieve design wins, to commence shipments of production parts, and to become an industry standard solution for thermal runaway management; beliefs about Aspen's thermal barrier design, prototype, quoting and assembly activities; and expectations about the cost of the capital projects, including Plant II. All such forward-looking statements are based on management's present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the following: inability to execute the growth plan, inability to complete construction and commissioning the Plant II and to do so at a cost consistent with Aspen's estimates and aligned with Aspen's expectations of demand from our EV customers; the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing under the contracts with EV thermal barrier customers; Aspen's inability to create customer or market opportunities for, including PyroThin®; any other battery performance and safety products, battery materials or for other new products developed from Aspen's aerogel technology; any disruption or inability to achieve expected capacity levels in any of the three existing production lines in East Providence, RI or the Mexico assembly facility or at any contract manufacturer; any failure to enforce any of Aspen's patents; the general economic conditions and cyclical demands in the markets that Aspen serves; and the other risk factors discussed under the heading "Risk Factors" in Aspen's Annual Report on Form 10-K for the year ended December 31, 2022 and filed with the Securities and Exchange Commission ("SEC") on March 16, 2023, as well as any updates to those risk factors filed from time to time in Aspen's subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.

CONTACT: Investor Relations & Media Contacts: Neal Baranosky, Phone: (508) 691-1111 x 8, nbaranosky@aerogel.com, or Georg Venturatos / Jared Gornay, Gateway Group, ASPN@gateway-grp.com, Phone: (949) 574-3860